EXHIBIT 99.1

                             JOINT FILING STATEMENT

     Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Stock, par value $.001 per share, of marchFIRST, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal officer thereof.

January 12, 2001

                                       FP-LION, L.L.C,

                                       By: FRANCISCO PARTNERS, L.P.,
                                            a Member,

                                       By: FRANCISCO PARTNERS GP, LLC,
                                            its General Partner,


                                       By: /s/ Gerald Morgan
                                          -------------------------------------
                                          Name: Gerald Morgan
                                          Title: Managing Director



                                       FRANCISCO PARTNERS L.P.,

                                       By: FRANCISCO PARTNERS GP, LLC,
                                            Its General Partner,


                                       By: /s/ Gerald Morgan
                                          -------------------------------------
                                          Name: Gerald Morgan
                                          Title: Managing Director



                                       FRANCISCO PARTNERS GP, LLC,


                                       By: /s/ Gerald Morgan
                                          -------------------------------------
                                          Name: Gerald Morgan
                                          Title: Managing Director